UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Saga Communications, Inc. (the “Company” or “Saga”) notified its employees on July 28, 2022, that, as a result of a change in the recordkeeper for the Saga Communications, Inc. Employees’ 401(k) Savings and Investment Plan (the "Plan"), there will be a blackout period that will begin on Monday, August 29, 2022 at 2:00 p.m. Eastern Time (the "Blackout Period"). During the Blackout Period, participants in the Plan will be temporarily unable to access their accounts under the Plan, including being unable to direct or diversify their investments in their individual accounts, including accounts that hold Saga common stock, to obtain a loan or distribution from the Plan, change their contribution rate, or to obtain a hardship withdrawal from the Plan.

As a result of this Blackout Period, on August 12, 2022 the Company sent a notice to its directors and executive officers informing them that a blackout period with respect to all directors and executive officers will begin on Monday, August 29, 2022 at 2:00 p.m. Eastern Time and is expected to end during the calendar week of September 18, 2022, during which period they will be prohibited from engaging in transactions in Saga equity securities (the "Notice").

Saga provided the Notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 and incorporated herein by reference.

A participant in the Plan, a shareholder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Annette Calcaterra, Director, Human Resources at Saga Communications, Inc., 73 Kercheval Avenue, Suite 201, Grosse Pointe Farms, MI 48236, during the Blackout Period and for a period of two years after the ending date of the Blackout Period.

.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Directors and Executive Officers
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: August 12, 2022	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer